UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2012

DELANCO BANCORP, INC.
(Exact name of registrant as specified in its charter)

United States	0-52517	36-4519533
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

615 Burlington Avenue, Delanco, New Jersey	08075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (856) 461-0611

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement

On December 17, 2012, Delanco Federal Savings Bank (the “Bank”), the wholly owned subsidiary of Delanco Bancorp, Inc. (the “Company’), received a formal written agreement (the “Agreement”) with the Office of the Comptroller of the Currency (the “OCC”) dated November 21, 2012.  The Agreement supersedes and terminates the Order to Cease and Desist entered into by and between the Bank and the Office of Thrift Supervision on March 17, 2010.

The Agreement requires the Bank to take the following actions:

•
prepare a three-year strategic plan that establishes objectives for the Bank’s overall risk profile, earnings performance, growth, balance sheet mix, liability structure, reduction in the volume of nonperforming assets, and product line development;

•
prepare a capital plan that includes specific proposals related to the maintenance of adequate capital, identifies strategies to strengthen capital if necessary and includes detailed quarterly financial projections.  If the OCC determines that the Bank has failed to submit an acceptable capital plan or fails to implement or adhere to its capital plan, then the OCC may require the Bank to develop a contingency capital plan detailing the Bank’s proposal to sell, merge or liquidate the Bank;

•	prepare a criticized asset plan that will include strategies, targets and timeframes to reduce the Bank’s level of criticized assets;

•	implement a plan to improve the Bank’s credit risk management and credit administration practices;

•	implement programs and policies related to the Bank’s allowance for loan and lease losses, liquidity risk management, independent loan review and other real estate owned;

•	review the capabilities of the Bank’s management to perform present and anticipated duties and to recommend and implement any changes based on such assessment;

•	not pay any dividends or make any other capital distributions without the prior written approval of the OCC;

•	not make any severance or indemnification payments without complying with regulatory requirements regarding such payments; and

•	comply with prior regulatory notification requirements for any changes in directors or senior executive officers.

The Agreement will remain in effect until terminated, modified, or suspended in writing by the OCC.

A copy of the Agreement is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02         Termination of a Material Definitive Agreement

As noted above, the Agreement supersedes and terminates the Order to Cease and Desist (the “Order”) entered into by and between the Bank and the Office of Thrift Supervision on March 17, 2010.  A copy of the Order was previously filed on June 28, 2010 as Exhibit 10.1 to the Company’s Annual Report on Form 10-K and is incorporated herein by reference.

 Item 9.01         Financial Statements and Other Exhibits

(d) Exhibits

Number	Description

10.1	Agreement by and between Delanco Federal Savings Bank and the Comptroller of the Currency

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELANCO BANCORP, INC. (Registrant)

Dated: December 21, 2012	By:	/s/ James E. Igo
James E. Igo
Chairman, President and Chief Executive Officer